FIRST INVESTORS U.S. GOVERNMENT PLUS FUND
             95 Wall Street, New York, New York 10005/1-800-423-4026

      FIRST INVESTORS U.S. GOVERNMENT PLUS FUND (the "Government Plus Fund") is an open-end diversified management investment company consisting of three separate series of investments: 1st Fund, 2nd Fund and 3rd Fund (singularly, "Fund," and collectively, "Funds"). The shares of the Funds may be redeemed at any time at the shareholder's request. Redemptions will be made at the next determined net asset value. (See "Determination of Net Asset Value" and "Redemption of Shares.")

      The objective of each Fund is first to generate income and, to a lesser extent, achieve long-term capital appreciation, by investing no less than 65% of its total assets in zero coupon securities representing future individual payments of principal or interest on U.S. Treasury securities ("Zero Coupon Securities") or other U.S. Government securities (together, "Government Securities") and by investing the remainder of its assets in relatively small, unseasoned or unknown companies, or those companies considered to be in an early stage of development by the Funds' investment adviser, or selected other investments ("Other Securities"). At a predetermined maturity date, each Fund will terminate and liquidate as soon thereafter as possible. There can be no assurance that the objectives of each Fund will be realized.

      Each Fund is distinguished by the length of time its shares are offered to the public, the dollar amount of such Fund's shares so offered, the anticipated maturity date, or any or all of the foregoing. Each Fund has a separate portfolio of investments. The maturity date of each Fund is: 1st Fund, December 31, 1998; 2nd Fund, December 31, 1999; 3rd Fund, December 31, 2004. Based on the current composition of the portfolio of the 1st Fund, the Fund anticipates that its portfolio will be entirely in cash or cash equivalents by November 15, 1998 and that distributions to shareholders will be made by December 31, 1998.

      An indefinite number of shares of each Fund was available during an initial offering period. Government Plus Fund has terminated the initial offering period of each Fund and no new shares of any existing Fund will be issued, except in connection with reinvestment of dividends and capital gain distributions. To the extent that a Fund repurchases shares of such Fund from individual investors who wish to redeem their shares, the Fund will make available such shares at the next determined public offering price (see "Purchase of Shares").

      This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds and First Investors Corporation ("FIC" or "Underwriter") serves as distributor of the Funds' shares. A Statement of Additional Information ("SAI"), dated April 30, 1998 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available at no charge upon request to the Fund at the address or telephone number indicated above.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
      COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is April 30, 1998,
                             As Amended May 22, 1998

                                    FEE TABLE

      The  following   table  has  been  prepared  to  assist  the  investor  in
understanding the various costs and expenses a shareholder of each Fund will directly or indirectly bear.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                          1st       2nd     3rd
                                                         Fund      Fund    Fund
                                                         ----      ----    ----
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)................     8.00%     8.00%   8.00%

                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)

Management Fees(1)*..................................    0.60%     0.60%   0.60%
12b-1 Fees...........................................      -0-      -0-     -0-
Other Expenses(2)*...................................    0.50%     0.50%   0.50%

Total Fund Operating Expenses(3)*....................    1.10%     1.10%   1.10%

 *     Net of waiver and/or reimbursement.
(1) Management Fees have been restated for the Funds to reflect current fees. For the fiscal year ended December 31, 1997, the Advisor waived Management Fees for each Fund in excess of 0.80%. Absent the waiver, such fees would have been 1.00% for each Fund. The Adviser will waive Management Fees for the Funds in excess of 0.60% for each Fund for a minimum period ending December 31, 1998.
(2) Other Expenses have been restated for the Funds to reflect current expenses. For the fiscal year ended December 31, 1997, the Adviser reimbursed each Fund for certain Other Expenses. Absent such reimbursement, Other Expenses would have been 0.93% for the 1st Fund; 0.92% for the 2nd Fund; and 0.93% for the 3rd Fund. The Adviser will reimburse each Fund for Other Expenses in excess of 0.50% for a minimum period ending December 31, 1998.
(3) If certain fees and expenses had not been waived or reimbursed, Total Fund Operating Expenses would have been 1.93% for the 1st Fund; 1.92% for the 2nd Fund; and 1.93% for the 3rd Fund. Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.

      The example below is based on expense data for each Fund's fiscal year ended December 31, 1997, except that certain Operating Expenses have been restated, as noted above. For more complete descriptions of the various costs and expenses, see "Management of the Fund" "Purchase of Shares" and "Redemption of Shares." THE EXPENSES IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION BY THE FUNDS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

      You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                     1st      2nd       3rd
                                                    Fund     Fund      Fund

         1  year...............................      $90      $90       $90
         3  years..............................      112      112       112
         5  years..............................      136      136       136
         10  years.............................      203      203       203

                      [This Page Intentionally Left Blank]

                              FINANCIAL HIGHLIGHTS

      The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. Additional performance information is contained in the Funds' Annual Report which may be obtained without charge by contacting the Funds at 1-800-423-4026. The table has been derived from financial statements which have been audited by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the SAI. This information should be read in conjunction with the Financial
Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.


------------------------------------------------------------------------------------------------------------------------------------
                                                 P E R   S H A R E   D A T A
------------------------------------------------------------------------------------------------------------------------------------

                                                              Less Distributions
         Income from Investment Operations                         from

                                           Net
                                      Realized
                                           and
                                    Unrealized
                   Net        Net         Gain                      Net                                            Net
           Asset Value    Invest-    (Loss) on    Total from    Invest-       Net                   Total  Asset Value
             Beginning       ment      Invest-    Investment       ment  Realized      Capital   Distribu          End
               of Year     Income         ment    Operations     Income     Gains      Surplus     -tions      of Year
----------------------------------------------------------------------------------------------------------------------

1st Fund
--------
1988            $ 9.91     $.796       $  .464        $ 1.260     $.810      $.190        $--     $1.000        $10.17
1989             10.17      .722         1.398          2.120      .703       .093        .044      .840         11.45
1990             11.45      .707         (.587)          .120      .707       .409        .024     1.140         10.43
1991             10.43      .686         1.670          2.356      .686       .270         --       .956         11.83
1992             11.83      .715          .042           .757      .715       .532         --      1.247         11.34
1993             11.34      .670         1.535          2.205      .670       .525         --      1.195         12.35
1994             12.35      .690        (2.035)        (1.345)     .690       .484        .001     1.175          9.83
1995              9.83      .667         2.114          2.781      .667       .364         --      1.031         11.58
1996             11.58      .648         (.863)         (.215)     .648       .347         --       .995         10.37
1997             10.37      .670          .274           .944      .670       .394         --      1.064         10.25

2nd Fund
--------
1988              9.21      .762          .058           .820      .770     --             --       .770          9.26
1989              9.26      .737          .963          1.700      .718     --            .032      .750         10.21
1990             10.21      .706         (.296)          .410      .706     --            .004      .710          9.91
1991              9.91      .663         1.240          1.903      .663     --             --       .663         11.15
1992             11.15      .656          .130           .786      .656     --             --       .656         11.28
1993             11.28      .643          .770          1.413      .643     --             --       .643         12.05
1994             12.05      .660        (1.484)         (.824)     .660     --            .006      .666         10.56
1995             10.56      .646          .970          1.616      .646     --             --       .646         11.53
1996             11.53      .675         (.560)          .115      .675     --             --       .675         10.97
1997             10.97      .700         (.210)          .490      .700     --             --       .700         10.76

3rd Fund
--------
1988              9.17      .605          .185           .790      .610     --            .070      .680          9.28
1989              9.28      .622          .888          1.510      .611     --            .019      .630         10.16
1990             10.16      .598         (.308)          .290      .598     --            .012      .610          9.84
1991              9.84      .676         1.211          1.887      .676     --            .001      .677         11.05
1992             11.05      .576          .120           .696      .576     --             --       .576         11.17
1993             11.17      .544         1.110          1.654      .544     --             --       .544         12.28
1994             12.28      .610        (1.307)         (.697)     .610     --            .013      .623         10.96
1995             10.96      .568          .980          1.548      .568     --             --       .568         11.94
1996             11.94      .593         (.480)          .113      .593     --             --       .593         11.46
1997             11.46      .642         (.349)          .293      .643     --             --       .643         11.11

    +  Calculated without sales charge
   ++  Net of expenses waived or assumed









------------------------------------------------------------------------------------------------------------------------------------
                                    R A T I O S / S U P P L E M E N T A L   D A T A
------------------------------------------------------------------------------------------------------------------------------------




                                                                                    Ratio to Average Net
                                                                                  Assets Before Expenses
                                               Ratio to Average Net Assets++        Waived or Assumed

                                       Net Assets                           Net                                   Portfolio
                          Total            End of                    Investment                    Investment      Turnover
                        Return+          Year (in      Expenses          Income      Expenses          Income          Rate
                            (%)        thousands)           (%)             (%)           (%)             (%)           (%)
---------------------------------------------------------------------------------------------------------------------------

                       12.71            $1,701          1.69            7.21             --                --              9
                       20.85             1,833          1.61            6.08             --                --              9
                        1.05             1,591          1.90            6.16             --                --             14
                       22.59             1,758          1.86            5.95             --                --              8
                        6.40             1,599          1.75            5.62             --                --              8
                       19.44             1,732          1.60(a)         4.94(a)         1.75              4.79             7
                      (10.90)            1.330          1.60(a)         5.73(a)         1.78              5.55             8
                       28.29             1,524          1.60(a)         5.60(a)         1.87              5.33             7
                       (1.86)            1,359          1.60(a)         5.70(a)         1.98              5.32             7
                        9.10             1,282          1.37            6.11            1.93              5.55             0

                        8.90             3,561          1.65            7.10             --                --              9
                       18.36             3,492          1.66            6.53             --                --             11
                        4.02             2,943          1.88            6.46             --                --             12
                       19.20             2,946          1.91            5.87             --                --              8
                        7.05             2,784          1.77            5.46             --                --              7
                       12.53             2,756          1.70            4.93             --                --              7
                       (6.89)            2,360          1.78            5.48             --                --              8
                       15.30             2,475          1.93            5.35             --                --              7
                        1.00             2,168          1.85            5.50             --                --              8
                        4.47             1,965          1.56            5.93            1.92              5.57             1

                        8.62             2,038          1.54            5.76                               --             22
                       16.27             2,067          1.60            5.82                               --             25
                        2.85             1,777          1.74            5.53                               --             20
                       19.18             1,355          1.83            5.17                               --             11
                        6.30             1,185          1.88            4.61                               --              8
                       14.81             1,258          1.68            4.27             --                --             11
                       (5.78)            1,032          1.74            4.77             --                --             10
                       14.12             1,130          1.89            4.68             --                --              8
                         .95             1,025          1.95            4.77             --                --             12
                        2.56              881           1.60            5.18            1.93              4.85             6


                                    THE FUNDS

      Each Fund has the same investment objectives. Each Fund is distinguished by the dollar amount of the initial offering, the maturity date or the anticipated minimum return, or any or all of the foregoing.

      An indefinite number of shares of each Fund was available during an initial offering period. Government Plus Fund has terminated the initial offering period of each Fund and no new shares of any existing Fund will be issued, except in connection with reinvestment of dividends and capital gains distributions. To the extent that a Fund repurchases shares of such Fund from individual investors who wish to redeem their shares, the Fund will make available such shares at the next determined public offering price (see "Purchase of Shares").

      Because each existing Fund will not offer new shares to the public, investors are urged to consider the effects of the closing of the offerings, including liquidity demands created by redemptions and the sale of securities at unfavorable prices to meet redemption requests. Redemptions of each Fund's shares prior to the maturity date will raise the remaining shareholders' pro rata share of expenses for the Fund.

      MATURITY DATE. The maturity dates of the 1st, 2nd and 3rd Funds will be December 31 of the years 1998, 1999 and 2004, respectively. As each Fund matures, shareholders will be notified in advance concerning the timing of the Fund's liquidation, distribution of proceeds, and rights (if any) to exchange proceeds into other First Investors funds without sales charge. Based on the current composition of the portfolio of the 1st Fund, the Fund anticipates that its portfolio will be entirely in cash or cash equivalents by November 15, 1998 and that distributions to shareholders will be made by December 31, 1998. Shareholders who redeem between November 15, 1998 and December 31, 1998, will be given the right to exchange the liquidation proceeds into Class A shares of certain other First Investors funds, without sales charge, until February 28, 1999. An additional notice will be sent to shareholders of the 1st Fund in November 1998 detailing these investment alternatives. A shareholder's right to redemption will remain in effect until the Fund has automatically redeemed his or her account. In addition, a shareholder's investment will remain in his or her account until the time of payment of liquidation proceeds, and any income thereon will be added to his or her proceeds.

                       INVESTMENT OBJECTIVES AND POLICIES

      Each Fund seeks first to generate income and, to a lesser extent, achieve long-term capital appreciation, by investing no less than 65% of its total assets in zero coupon securities representing future individual payments of principal or interest on U.S. Treasury securities ("Zero Coupon Securities") or other U.S. Government securities (together, "Government Securities"), and by investing the remainder of its assets in relatively small, unseasoned or unknown companies, or those companies considered to be in an early stage of development by the Adviser or selected other investments ("Other Securities"). At a predetermined maturity date, each Fund will terminate and liquidate as soon thereafter as possible. There is no assurance that these objectives will be achieved. The investment objectives of each Fund may not be changed unless approved by a majority of the outstanding voting securities of that Fund.

      Each Fund does not intend to trade its portfolio of Zero Coupon Securities for short-term market considerations. No Fund will purchase a Zero Coupon Security (defined below under "Government Securities") which matures on a date following the maturity date for that Fund. Additionally, the proceeds of any maturing Zero Coupon Security held by any Fund, which are received by that Fund prior to its maturity date, will only be held as cash or invested in Government Securities, certificates of deposit, prime commercial paper or bankers'
acceptances. Such investments will be made in accordance with each Fund's investment objectives and will mature on or before the maturity date for the corresponding Fund. The Adviser may trade Zero Coupon Securities for long-term market considerations to fulfill each Fund's investment objective.

      GOVERNMENT SECURITIES. Each Fund seeks to achieve its objectives by investing no less than 65% of its assets in Government Securities which are issued or guaranteed by the U.S. Treasury. Government Securities, also known as Treasury Securities, are debt obligations issued by the U.S. Treasury to finance the activities of the U.S. Government. Government Securities come in the form of Treasury bills, notes and bonds. Treasury bills mature (are payable) within one year from the date of issuance and are issued on a discount basis. Treasury bills do not make interest payments. Rather, an investor pays less than the face (or par) value of the Treasury bill and, by holding it to maturity, will receive the face value. Treasury notes and bonds are intermediate and long-term obligations, respectively, and entitle the holder to periodic interest payments from the U.S. Treasury. Accordingly, Treasury notes and bonds are usually issued at a price close to their face value at maturity.

      Zero Coupon Securities are U.S. Treasury notes and bonds which have been stripped of their unmatured interest payments. A Zero Coupon Security pays no cash interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value (sometimes referred to as a "deep discount" price).

      In the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the interest portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). More recently, the U.S. Treasury Department has facilitated the stripping of Treasury notes and bonds by permitting the separated corpus and interest to be transferred directly through the Federal Reserve Bank's book-entry system. This program, which eliminates the need for custodial or trust accounts to hold the Treasury securities, is called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"). Each such stripped instrument (or receipt) entitles the holder to a fixed amount of money from the Treasury at a single, specified future date. The U.S. Treasury redeems Zero Coupon Securities consisting of the corpus for the face value thereof at maturity, and those consisting of stripped interest for the amount of interest, and at the date, stated thereon.

      The amount of the discount each Fund will receive will depend upon the length of time to maturity of the separated U.S. Treasury security and prevailing market interest rates when the separated U.S. Treasury security is purchased. Separated U.S. Treasury securities can be considered a zero coupon investment because no payment is made to a Fund until maturity. These securities are purchased with original issue discount and such discount is includable as gross income to a Fund as it accrues over the life of the security. Because interest on Zero Coupon Securities is compounded over the life of the instrument, there is more income in later years, as compared with earlier years, with these securities. Although each Fund intends to hold all Zero Coupon Securities until maturity, Government Securities' market prices move inversely with respect to changes in interest rates prior to their maturity.

      RISK FACTORS. Zero Coupon Securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of Zero Coupon Securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on Zero Coupon Securities must be accounted for by a Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes." These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Each Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

      OTHER SECURITIES. Although each Fund intends to invest no less than 65% of its assets in Government Securities, each Fund may invest the remainder of its assets in securities consisting of:

         equities (described below);
         prime commercial paper;
         certificates of deposit of domestic branches of U.S. Banks; bankers' acceptances;
         repurchase agreements; and
         participation interests.

      Equities in which each Fund may invest are common stocks or securities convertible into common stock issued by small, unseasoned or relatively unknown companies, or those which are in the early stages of development, including securities which represent a special situation. A "special situation" is one where an unusual and possibly non-repetitive development may be occurring which, in the opinion of the Adviser, could cause a security's price to outperform the securities market in general.

      RISK FACTORS. These equities are more speculative than Zero Coupon Securities or securities issued by established and well-seasoned issuers. The risks connected with these equities may include the availability of less information about the issuer, the absence of a track record or historical pattern of performance, as well as normal risks which accompany the development of new products, markets or services. Equities purchased by the Funds which represent a special situation bear the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate. For example, a merger with favorable implications may be blocked, an industrial development may not enjoy anticipated market acceptance, or a bankruptcy may not be as profitably resolved as had been expected. Although these risks could have a significant negative impact on that portion of each Fund's assets invested in equities which represent special situations, there may be instances of greater financial reward from these investments when compared with other securities.

      The proportion of each Fund's assets invested in various Other Securities will shift from time to time in accordance with the judgment of the Adviser, up to the 35% limit. The Adviser expects to have substantially all of this portion of each Fund's assets invested in equities. Each Fund, may, however, invest all of this portion of its assets in prime commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and participation interests (as described below) when the Adviser believes market conditions warrant such action or to satisfy redemption requests.

      Investments in commercial paper are limited to obligations rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"). A description of commercial paper ratings is contained in Appendix A to the SAI. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof, payable on demand or having a maturity likewise limited.

      Investments in certificates of deposit will be made only at domestic institutions with assets in excess of $500 million. Under a repurchase agreement a Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. Bankers' acceptances are short-term credit instruments used to finance commercial transactions.

      Participation interests that may be held by the Funds are pro rata interests in securities otherwise qualified for purchase by the Funds which are held either by banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities, which are represented by an agreement in writing between a Fund and the entity in whose name the security is issued, rather than possession by the Funds. Each Fund will purchase participation interests only in securities otherwise permitted to be purchased by the Fund, and only when they are evidenced by deposit, safekeeping receipts, or book-entry transfer, indicating the creation of a security interest in favor of the Fund in the underlying security. Additionally, the Adviser will monitor the creditworthiness of entities which are not banks, from which each Fund purchases participation interests. However, the issuer of the participation interest to the Funds will agree in writing, among other things: to remit promptly all payments of principal, interest and premium, if any, to the Funds once received by the issuer; to repurchase the participation interest upon seven days' notice; and to otherwise service the investment physically held by the issuer, a portion of which has been sold to the Funds.

      RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. Each Fund may invest up to 15% of its net assets in illiquid investments, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid investments for purposes of this limitation do not include restricted securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), which the Board of Trustees or the Adviser has determined are liquid under Board-approved guidelines. In addition, there is a risk of increasing illiquidity during times when qualified institutional buyers are uninterested in purchasing Rule 144A Securities. See the SAI for more information regarding restricted securities and illiquid investments, including the risks involved in their use.

      WHEN-ISSUED SECURITIES. Government Securities or Other Securities may be acquired by each Fund on a when-issued basis. Under such an arrangement, delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. The purchase price to be paid by a Fund and the interest rate on the instruments to be purchased are both selected when the Fund agrees to purchase the securities "when-issued." Each Fund is permitted to sell when-issued securities prior to issuance of such securities, but will not purchase such securities with that purpose intended. Securities purchased on a when-issued basis are subject to the additional risk that yields available in the market, in the period between the purchase of such securities and when delivery takes place, may be higher or lower than the rate to be received on the securities a Fund has purchased. After a Fund is committed to purchase when-issued securities, but prior to the issuance of said securities, it is subject to adverse changes in the value of these securities based upon changes in interest rates, as well as changes based upon the public's perception of the issuer and its creditworthiness. When-issued securities' market prices move inversely with respect to changes in interest rates. Purchases of securities by each Fund on a when-issued basis are restricted as more fully set forth in the SAI.

                                   MANAGEMENT

      BOARD OF TRUSTEES.  Government  Plus Fund's Board of Trustees,  as part of
its  overall   management   responsibility,   oversees   various   organizations
responsible for each Fund's day-to-day management.

      ADVISER. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and determines each Fund's portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. The Adviser presently acts as investment adviser to 14 mutual funds. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of FIC and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

      As compensation for its services, the Adviser receives an annual fee from each of the Funds, which is payable monthly. For the fiscal year ended December 31, 1997, the advisory fees paid by each Fund, as a percentage of such Fund's average daily net assets, net of waivers, was 0.80% for each Fund.

      Each Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and annual meeting expenses.

      PORTFOLIO MANAGER. Patricia D. Poitra, Director of Equities, has been primarily responsible for the day-to-day management of each Fund since 1988. Ms. Poitra is assisted by a team of portfolio analysts. Ms. Poitra also is responsible for the management of certain other First Investors funds. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst.

      UNDERWRITER. Government Plus Fund has entered into an Underwriting Agreement with First Investors Corporation, 95 Wall Street, New York, NY 10005, as Underwriter. The Underwriter receives all sales charges in connection with the sale of the Funds' shares. See "Purchase of Shares."

                               PURCHASE OF SHARES

      An indefinite number of shares of each Fund was available during an initial offering period. Government Plus Fund terminated the initial offering period of each Fund and no new shares of any existing Fund will be issued, except in connection with reinvestment of dividends and capital gain distributions. To the extent that a Fund repurchases shares of such Fund from individual investors who wish to redeem their shares, the Fund will make available such shares at the public offering price, which is the sum of the net asset value per share (determined as described under "Determination of Net Asset Value") next determined after an order is received, plus a maximum sales charge of 8.00%, as set forth below.

                                                                    Concession
                                       Sales Charge as % of         to Dealers
                                       --------------------
                                     Offering     Net Amount         as % of
Amount of Investment                  Price        Invested       Offering Price
--------------------                 --------     ----------      --------------
Less than $10,000                      8.00%        8.70%                  6.50%
$10,000 but under $25,000              7.75         8.40                   6.30
$25,000 but under $50,000              6.25         6.67                   5.10
$50,000 but under $100,000             5.50         5.82                   4.50
$100,000 but under $250,000            4.50         4.71                   3.70
$250,000 but under $500,000            3.50         3.63                   2.80
$500,000 but under $1,000,000          2.50         2.56                   2.00
$1,000,000 or over                     1.50         1.52                   1.20


      Orders for the purchase of shares of the Funds will be invested at the public offering price (net asset value plus applicable sales charge) next determined after receipt by FIC in their offices at 581 Main Street, Woodbridge, New Jersey 07095-1198. For a discussion of pricing practices when FIC's Woodbridge offices are closed due to an emergency, please see the SAI.

      The sales charge varies depending on the size of the purchase, the value of shares an investor owns or a Letter of Intent to purchase additional shares during a thirteen-month period. Reductions in sales charges apply to purchases of shares by "any person," including an individual, members of a family unit comprising husband, wife and minor children, or a trustee or other fiduciary purchasing for a single fiduciary account.

                              REDEMPTION OF SHARES

      You may redeem your shares at the next determined net asset value any day the New York Stock Exchange ("NYSE") is open, directly through Administrative Data Management Corp. (the "Transfer Agent)". Your First Investors Representative may help you with this transaction. If the shares being redeemed were recently purchased by check, payment may be delayed to verify that the check has been honored, normally not more than fifteen days. Upon receipt of your redemption request in good order, as described below, shares will be redeemed at the net asset value next determined and payment will be made within three days.

      REDEMPTIONS BY MAIL. Written redemption requests should be mailed to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. For your redemption request to be in good order, you must include:
(1) the name of the Fund; (2) your account number; (3) the dollar amount, number of shares or percentage of the account you want redeemed; (4) share certificates, if issued; (5) the original signatures of all registered owners exactly as the account is registered; and (6) signature guarantees, if required. If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information. To review these requirements, please call Shareholder Services at 1-800-423-4026.

      SIGNATURE GUARANTEES. The words "Signature Guaranteed" must appear in direct association with the signature of the guarantor. Members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program), SEMP (Stock Exchanges Medallion Program) and FIC are eligible signature guarantors. A notary public is not an acceptable guarantor. Although each Fund reserves the right to require signature guarantees at any other time, signature guarantees are required whenever: (1) the amount of the redemption is over $50,000, (2) a redemption check is to be made payable to someone other than the registered accountholder, other than major financial institutions, as determined solely by the Fund and its agent, on behalf of the shareholder, (3) a redemption check is to be mailed to an address other than the address of record, preauthorized bank account, or to a major financial institution for the benefit of a shareholder, (4) an account registration is being transferred to another owner, (5) a transaction requires additional legal documentation; (6) the redemption request is for certificated shares; (7) your address of record has changed within 60 days prior to a redemption request; (8) multiple owners have a dispute or give inconsistent instructions; and (9) the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of a Fund or its agents.

      SYSTEMATIC WITHDRAWAL PLAN. If you own noncertificated shares, you may set up a plan for redemptions to be made automatically at regular intervals. See the SAI for more information on the Systematic Withdrawal Plan or call Shareholder Services at 1-800-423-4026.

      REPURCHASE THROUGH UNDERWRITER. You may redeem shares through a dealer. In this event, the Underwriter, acting as agent for each Fund, will offer to repurchase or accept an offer to sell such shares at a price equal to the net asset value next determined after the making of such offer. While the Underwriter does not charge for this service, the dealer may charge you a fee for handling the transaction.

      REDEMPTION OF LOW BALANCE ACCOUNTS. Because of the high cost of maintaining smaller shareholder accounts, each Fund may redeem without your consent, on at least 60 days' prior written notice (which may appear on your account statement), any Fund account which has a net asset value of less than $500. To avoid such redemption, you may, during such 60-day period, purchase additional Fund shares (provided such shares are available) so as to increase your account balance to the required minimum. Each Fund does not apply this minimum account balance requirement to accounts that fall below the minimum for reasons other than share redemptions or to accounts that have never had a net asset value of at least $500. Accounts established under a Systematic Investing plan which have been discontinued prior to meeting the $1,000 minimum are subject to this policy.

      Additional information concerning how to redeem shares of the Funds is available upon request to your Representative or Shareholder Services at 1-800-423-4026.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of shares of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as the Board of Trustees deems necessary, by dividing the market value of the securities held by a Fund, plus any cash and other assets, less all liabilities, by the number of shares outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. The NYSE currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

      Dividends from net investment income are generally declared annually by each Fund. Net investment income includes interest and dividends, earned discount and other income earned on portfolio securities less expenses. Each Fund also distributes with its regular dividend at the end of each year substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, after deducting any available capital loss carryovers. Unless you direct the Transfer Agent otherwise, dividends and capital gain distributions are paid in additional shares of the distributing Fund at the net asset value generally determined as of the close of business on the business day immediately following the record date of the distribution. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

      In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution. You may elect to receive dividends and/or other distributions in cash by notifying the Transfer Agent by telephone or in writing prior to the record date of the distribution. If you elect this form of payment, the payment date generally is two weeks following the record date of the distribution. Your election remains in effect until you revoke it by notifying the Transfer Agent.

      A dividend or other distribution will be paid in additional shares of the distributing Fund and not in cash if either of the following events occurs: (1) the total amount of the distribution is under $5 or (2) the Fund has received notice of your death on an individual account (until written alternate payment instructions and other necessary documents are provided by your legal representative). Dividend or distribution checks returned to the Transfer Agent marked as being undeliverable by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. Any subsequent dividend or other distribution will be reinvested in additional shares at net asset value until the Fund receives new instructions.

                                      TAXES

      Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain that it distributes to its shareholders.

      Dividends from a Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits, whether paid in cash or in additional Fund shares. Distributions of a Fund's net capital gain, when designated as such, are taxable to you as long-term capital gain, whether paid in cash or in additional Fund shares, regardless of the length of time you have owned your shares.

      If you purchase shares shortly before the record date for a dividend or other distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. You will receive an annual statement following the end of each calendar year describing the tax status of distributions paid by your Fund during that year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rates of tax applicable to individuals' net capital gain.

      Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to you (if you are an individual or certain other non-corporate shareholder) if the Fund is not furnished with your correct taxpayer identification number, and that percentage of such dividends and distributions in certain other circumstances.

      Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any initial sales charge paid). In addition, if you purchase shares of a Fund within 30 days before or after redeeming other shares of that Fund at a loss, all or a portion of the loss will not be deductible and will increase the basis of the newly purchased shares.

      The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other Federal, state and local tax considerations applicable to a particular investor. You therefore are urged to consult you own tax adviser.

                             PERFORMANCE INFORMATION

      For purposes of advertising, a Fund's performance may be calculated based on average annual total return and total return. Average annual total return represents the average annual percentage change in an assumed $1,000 investment including the effect of receiving payment of dividends and other distributions in additional Fund shares, net of the Fund's maximum 8.00% sales charge. It reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Because average annual total return tends to smooth out variations in the Fund's return, you should recognize that it is not the same as actual year-by-year results. Total return is computed using the same calculations as average annual total return. However, the rate expressed is the percentage change from the initial $1,000 invested to the value of the investment at the end of the stated period.

      A Fund also may advertise its yield. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the maximum offering price per share at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income. Each Fund may also advertise its "actual distribution rate" for each class of shares. This is computed in the same manner as yield except that actual income dividends declared per share during the period in questions are substituted for net investment income per share.

      Each of the above performance calculations may be advertised based on investment at reduced sales charge levels or at net asset value. Any quotation of performance figures not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Each performance figure reflects past performance and does not necessarily indicate future results.

                               GENERAL INFORMATION

      ORGANIZATION. Government Plus Fund is a Massachusetts business trust organized on July 8, 1985. The three series of Government Plus Fund may be referred to as First Investors U.S. Government Plus Fund I, First Investors U.S. Government Plus Fund II and First Investors U.S. Government Plus Fund III.

      The Board of Trustees of Government Plus Fund has authority to issue an unlimited number of shares of beneficial interest of separate series, no par value. Shares of each Fund have equal dividend, voting, liquidation and redemption rights. Government Plus Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Government Plus Fund's outstanding shares, the Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees.

      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for each Fund and as redemption agent for regular redemptions. The Transfer Agent's telephone number is 1-800-423-4026.

      SHARE CERTIFICATES. The Funds do not issue share certificates unless requested to do so. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

      CONFIRMATIONS AND STATEMENTS. You will receive confirmations of purchases and redemptions of shares of a Fund. Generally, confirmation statements will be sent to you following a transaction in the account, including payment of a dividend or capital gain distribution in additional shares or cash.

      SHAREHOLDER INQUIRIES. Shareholder inquiries can be made by calling Shareholder Services at 1-800-423-4026.

      ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUSES TO SHAREHOLDERS. It is each Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder. In addition, if the SEC adopts a currently pending proposed rule, it is the Funds' intention to mail only one copy of its Prospectus to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the Prospectus will be mailed if requested in writing or by telephone by any shareholder.

      YEAR 2000. Like other mutual funds, the Funds could be adversely affected if the computer and other information processing systems used by the Adviser, Transfer Agent and other service providers are not properly programmed to process date-related information on and after January 1, 2000. Such systems typically have been programmed to use a two-digit number to represent the year for any date. As a result, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make mistakes when performing operations. The Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Fee Table.....................................................................3
Financial Highlights..........................................................6
The Funds.....................................................................9
Investment Objectives and Policies............................................9
Management...................................................................13
Purchase of Shares...........................................................14
Redemption of Shares.........................................................15
Determination of Net Asset Value.............................................16
Dividends and Other Distributions............................................16
Taxes........................................................................17
Performance Information......................................................18
General Information..........................................................18

                    FIRST INVESTORS U.S. GOVERNMENT PLUS FUND


INVESTMENT ADVISER
First Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

UNDERWRITER
First Investors Corporation
95 Wall Street
New York, NY 10005

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC  20036

CUSTODIAN
The Bank of New York
48 Wall Street
New York, New York  10286

TRANSFER AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095-1198

AUDITORS
Tait, Weller & Baker
8 Penn Center Plaza
Philadelphia, Pennsylvania 19103


                                   PROSPECTUS
                                 April 30, 1998,
                             As Amended May 22, 1998


THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY GOVERNMENT PLUS FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND. NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY GOVERNMENT PLUS FUND, FIRST INVESTORS CORPORATION, OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SHARES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH STATE.

                    FIRST INVESTORS U.S. GOVERNMENT PLUS FUND
                          Supplement dated May 22, 1998
           to Statement of Additional Information dated April 30, 1998


The second sentence under "General Information-Purchases Made During the Initial Offering Period" on page 16 should read as follows:

The anticipated minimum returns were and continue to be: $4.00 for each $1.00 with a maturity date of December 31, 2004 for the 1st Fund; $2.00 for each $1.00 invested with a maturity date of December 31, 1999 for the 2nd Fund; and $1.50 for each $1.00 with a maturity date of December 31, 1998 for the 3rd Fund.



GPSAI598